SETTLEMENT AGREEMENT

        This Settlement Agreement (the “Agreement”) is made effective as of July 12, 2006 by and between (1) Great Lakes Bancorp., Inc., formerly known as Bay View Capital Corporation (acting for itself and as successor-in-interest to Bay View Bank, N.A.) (collectively, “Bay View”); (2) Bay View Franchise Mortgage Acceptance Company. BVFMAC Acquisition LLC and FMAC Franchisee Finance Corporation (collectively, “BVFMAC”); and (3) David Walden, Joseph Wolnick, James Coppola, Joseph Godley (“Godley”) and Mark Lefanowicz (collectively, the “Individuals”).

        WHEREAS, there is pending in the United States District Court for the Southern District of New York (the “Court”) a civil action styled Financial Security Assurance, Inc. v. Bay View Capital Corporation, et al., Case No. 03 Civ. 7591 (the “Lawsuit”), in which Bay View Capital Corporation and Bay View Bank, N.A. were named as defendants; and

        WHEREAS, Bay View filed and served a third-party complaint naming BVFMAC as a third-party defendant in the Lawsuit and asserting claims (as amended from time-to-time) for contribution and indemnity (the “Third-Party Claims”); and

        WHEREAS, all parties hereto desire to resolve all disputes that have been or could have been brought by the parties relating to the Lawsuit and the Third-Party Claims;

        NOW THEREFORE, in exchange for good and sufficient consideration, the sufficiency of which is hereby acknowledged, Bay View, BVFMAC and the Individuals agree as follows:

        1.        Settlement Payment.  For good and valuable consideration as described below, BVFMAC and the Individuals agree to pay to Bay View an amount equal to $2,000,000, comprised of the following: (1)  $1,400,000, payable pursuant to a promissory note (the “Promissory Note”) in accordance with the terms set forth in Paragraph 2 below; (2) all amounts presently held in the escrow account (the “Escrow Account”) pursuant to that certain Escrow Agreement dated March 28, 2002 among Financial Security Assurance, Inc. (“FSA”), BVFMAC and Thacher Proffitt &

Wood, (3) to the extent that the funds in the Escrow Account are less than $600,000, a wire transfer in immediately available funds, in an amount equal to $600,000 minus the amount in the Escrow Account (the “Differential Amount”), and (4) a wire transfer of $280,000 paid by Godley (the “Godley Payment”) to an account designated by Bay View.  Concurrently with the execution of this Settlement Agreement,  (1) BVFMAC shall have delivered to Bay View written instructions from BVFMAC to the Escrow Agent, suitable for issuing jointly with FSA, in the form of Exhibit A hereto, instructing that all funds in the Escrow Account shall be transferred to an account designated by Bay View, (2) BVFMAC shall have caused the Differential Amount to be sent to Bay View via wire transfer as directed by Bay View, and (3) Godley shall have made the Godley Payment to Bay View via wire transfer.

        2.        Promissory Note.  Concurrently with the execution of this Agreement, BVFMAC and the Individuals (except Godley) will deliver a Promissory Note in the form of Exhibit B hereto providing for payment of $1,400,000 in two (2) equal installments no later than October 31, 2006 and January 31, 2007 in the amount of Seven Hundred Thousand Dollars ($700,000) each, together with all accrued and unpaid interest thereon.  Interest shall accrue at the rate of nine percent (9%) per annum, payable quarterly as set forth in the Promissory Note and until paid.   Godley will not be a Maker or guarantor of the Note, but the Godley Payment, once received, shall be credited against the first principal payment to be made under the Note.

        3.    Assignment of Certain Trust Certificate Interests and Termination of Certificate Transfer Agreement.

a.        Bay View Franchise Mortgage Acceptance Company and/or FMAC Franchisee Finance Corp. hereby assign (and/or shall cause to be assigned) to Bay View all right, title and interests held by BVFMAC and subsidiaries and  assigns of its certificate interests in the following Trusts:

•        FMAC Loan Receivables Trust, 1996-A (2.10% interest)

•        FMAC Loan Receivables Trust, 1997-A (1.00% interest)

•        FMAC Loan Receivables Trust, 1997-B (1.00% interest)

•        FMAC Loan Receivables Trust, 1997-C (1.00% interest)

•        FMAC Loan Receivables Trust, 1998-A (1.00% interest)

•        FMAC Loan Receivables Trust, 1998-B (1.00% interest)

•        FMAC Loan Receivables Trust, 1998-C (1.00% interest)

b.        The parties to that certain Certificate Transfer Agreement, dated June 22, 2001 (the “Certificate Transfer Agreement”), by and among BVFMAC, FMAC Franchisee Receivables Corp., a wholly-owned subsidiary of Bay View Capital Corporation (“Receivables Corp.”), Bay View Capital Corporation and Bay View Bank, N.A., in accordance with Section 2.02 of the Certificate Transfer Agreement, hereby terminate the Certificate Transfer Agreement and agree that, upon such termination, all right, title and interest in and to the twenty percent (20%) of the actual cash distributions received by Receivables Corp. with respect to its ownership of the beneficial ownership interest in the FMAC Loan Receivables Trust 1998-D (the “1998-D Trust”) and the twenty percent (20%) of the actual cash distributions received by Receivables Corp. with respect to its ownership of the beneficial ownership interest in the FMAC Loan Receivables Trust 2000-A (the “2000-A Trust”) (together with the 1998-D Trust, the “Trusts”) previously transferred and assigned by Receivables Corp. to BVFMAC Acquisition LLC shall be and hereby are transferred and assigned back to Receivables Corp.

c.        BVFMAC further agrees to execute and deliver, or cause to be executed and delivered, all such additional instruments and do, or cause to be done, all such additional actions as (i) may be reasonably necessary or proper, consistent with this Agreement, to carry out the purposes of this Agreement and transfer the certificate interests identified in subparagraph (a) above and to effectuate transfer back to Receivables Corp. of the rights described in paragraph (b) above, or (ii) Bay View may reasonably request for any of the foregoing purposes.

d.        Notwithstanding these assignments, BVFMAC shall retain any liability relating to any actions taken by BVFMAC or its predecessors relating to these Trusts and these Transactions relating to any event prior to the execution of this agreement.

        4.        Release of Bay View.  The Individuals and BVFMAC hereby release Bay View and each of its present and former officers, directors, general partners, limited partners, principals, employees, heirs, administrators, executors, legal representatives, successors, predecessors, assigns, attorneys and agents, of and from all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, reckonings, covenants, contracts, claims, controversies, agreements, promises, damages and liabilities whatsoever, both in law and in equity, which the Individuals, BVFMAC or any of its or their parents, subsidiaries, affiliates, and each of its present and former officers, directors, general partners, limited partners, principals, employees, heirs, administrators, executors, legal representatives, successors, predecessors, assigns, attorneys and agents ever had, now have or can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this release, that are in any way related to, connected with, arise out of, or could have been raised in connection with the securitization transactions referenced in the Lawsuit and the Third-Party Claims (the "1998-D and 2000-A Transactions").

        5.        Release of the Individuals and BVFMAC Effective Upon Payment of the Note.  Provided that the consideration referenced in Paragraphs 1-3 shall have been delivered to Bay View, and upon full payment of all principal and interest in accordance with the Promissory Note described in Paragraph 2 above, Bay View shall execute forthwith a Release, in the form of Exhibit C hereto, releasing the Individuals and BVFMAC from all claims, known or unknown, asserted or unasserted, relating to the loans at issue in the Lawsuit.  For the avoidance of doubt, these releases shall not extend to any claims or liabilities relating to transactions other than the 1998-D and 2000-A Transactions, or loans that were not included in the 1998-D and 2000-A Trusts in the 1998-D and 2000-A Transactions.  In the event that Bay View fails to execute the Release within three (3) days after the conditions for providing the Release have been satisfied in full, and provided the Individuals and BVFMAC have given written notice that the conditions have been satisfied, Bay View shall be deemed to have released the Individuals and BVFMAC to the full extent contemplated in the Release, notwithstanding any failure to execute and deliver the Release.  Bay View represents that it currently has no knowledge or awareness of any unasserted claims or demands that Bay View has other than those that will be released in Exhibit C.

        6.        Confession of Judgment.   Each of BVFMAC, BVFMAC Acquisition LLC and each Individual (except Godley) has signed and delivered to Bay View a Confession of Judgment (the “Confessions of Judgment”), enforceable in the state of New York, in the form of Exhibit D hereto.  Godley covenants that he will execute and deliver a Confession of Judgment in the amount of $280,000 within three (3) business days of the execution of this Agreement, in the event that the Godley Payment has not been made and received by Bay View, in immediately available funds.

        7.        Dismissal of Claims.  Provided that the consideration referenced in Paragraphs 1-3 shall have been delivered to Bay View, and upon full payment of all principal and interest in accordance with the Promissory Note described in Paragraph 2 above, Bay View shall file with the Court a stipulation of dismissal with prejudice, in the form of Exhibit E hereto, dismissing the third-party action brought by Bay View Capital Corporation against Bay View Franchise Mortgage Acceptance Company in the Lawsuit.

        8.        Representations and Warranties.

                    a.        Each party represents and warrants as follows that:

i.

Such party has all necessary legal power, capacity and authority and has taken all necessary corporate or limited liability company action required for the due authorization, execution, delivery and performance by such party of this Agreement, and any other agreements or instruments to be executed by such party in connection herewith or therewith, and that none of them has sold, assigned or in any manner transferred any claims which any of them ever had against the other to any third party, and that no other consents, approvals, authorizations, releases or settlements are necessary from any other person or entity to release and discharge completely the other parties from the claims specified above.

ii.            Each individual executing this Agreement on behalf of himself or any entity is authorized on behalf of that party to enter into this Agreement and that this Agreement binds that party.  This Agreement and any other agreements and instruments to be executed by any party in connection herewith or therewith will each, when executed by such party, be a valid and binding obligation of such party enforceable in accordance with its respective terms.

b.        BVFMAC and the Individuals represent and warrant that:

i.            Neither the execution, delivery or performance of this Agreement and the other agreements contemplated hereunder, with or without the giving of notice or passage of time, or both, will violate, or result in a conflict with, result in any breach of, constitute a default under, or result in the imposition of any encumbrance in any material respect upon the Trusts, the terms of the escrow agreement by which the Escrow Account is governed or any other material agreement to which the Individuals or BVFMAC is a party.

ii.            BVFMAC and/or its subsidiaries are the owners of the Certificate interests described in paragraphs 3(a) and (b) above, have made no prior assignment of these interests, and have full power and authority to transfer those interests to Bay View.

9.            Covenants.

a.            Pursuant to paragraph 1 of this Agreement, in the event that the Escrow Account contains less than $600,000, BVFMAC and the Individuals shall pay Bay View any shortfall between the funds held in the Escrow Account and $600,000.  BVFMAC shall be jointly and severally liable with the Individuals, and each of the Individuals shall be severally liable, for the shortfall pro rata in accordance with their membership interest in BVFMAC Acquisition LLC.  In the event that the Escrow Account contains more than $600,000, Bay View shall be entitled to keep any such excess as an additional consideration without any change to the amounts payable pursuant to the Promissory Note described in this Agreement.

b.            Each party hereto agrees to execute all such documents as shall be necessary or helpful to carry out the provisions of this Agreement.

                10.           Confidentiality.  This Settlement Agreement and its terms shall be strictly confidential, and shall not be disclosed, except (1) Bay View may disclose, in an 8-K filing with the Securities and Exchange Commission and in a press release, that a former Bay View subsidiary and its principals have agreed to contribute $2 million to the FSA settlement, and (2) any party may make disclosures as it or he deems necessary or desirable to comply with any federal, state, local or foreign laws, regulations, rules or other legal requirements.

                11.            Governing Law and Consent to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflicts of laws principally that would require the application of any other law.  Each of Bay View, BVFMAC and the Individuals each agrees and consents to be subject to the non-exclusive jurisdiction of the federal or state Courts of the State of New York for enforcement of this Agreement, the Confessions of Judgment and the Promissory Note.  Without limiting the foregoing, each of Bay View, BVFMAC and the Individuals consent to personal jurisdiction in New York State for enforcement of this Agreement, the Confessions of Judgment and the Promissory Note.

                12.            Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, their respective parents, subsidiaries, affiliates, and each of their officers, directors, general partners, limited partners, principals, employees, heirs, administrators, executors, legal representatives, successors, assigns, attorneys, agents and other designees.

                13.            Costs and Attorneys’ Fees.  Each Party to this Agreement shall bear its own expenses, including legal fees, in connection with the Lawsuit, the settlement of the Lawsuit and this Agreement.  Furthermore, should a dispute arise with respect to this Agreement, the party that is not the prevailing party in the dispute will bear the costs, attorneys’ fees and related expenses with respect to enforcement thereof.

                14.            Headings and Construction.  Headings contained in this Agreement are for reference purposes only and shall be given no weight in the construction of this Agreement.  The parties agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise

                15.        Severability.  If any provision of this Agreement shall be held invalid in any respect by a court of competent jurisdiction, such invalidity shall not affect any other provision hereof, and the remaining provisions of this Agreement shall continue in full force and effect; provided that Bay View shall only be obligated to provide the release referenced in Paragraph 4 if Bay View has received the consideration described in Paragraphs 1, 2, 3, 6 and 7 hereof.

                16.        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                17.        Execution.  This Agreement shall be a valid and binding agreement only when executed and delivered by all the Parties hereto.  Delivery by facsimile transmission shall be sufficient to render the agreement valid and binding; provided, however, that the parties shall deliver originals thereafter.

                18.        Merger.  This Agreement with its Exhibits (as appended to this Agreement and as executed) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to therein.  The Settlement Agreement and its Exhibits supersede all prior agreements and understandings between the parties with respect to such subject matter.

Signature pages follow.

IN WITNESS WHEREOF, the undersigned have affixed their respective signatures on this __day of July, 2006.

BAY VIEW

GREAT LAKES BANCORP., INC.

(Formerly known as Bay View Capital

Corporation)

By: ________________________

Title:

BVFMAC

BAY VIEW FRANCHISEE MORTGAGE ACCEPTANCE COMPANY

By: ________________________

Title:

BVFMAC ACQUISITION LLC

By: ________________________

Title:

FMAC FRANCHISEE FINANCE CORPORATION

By:  ________________________

Title:

INDIVIDUALS

DAVID WALDEN

By: ________________________

Title:

JOSEPH WOLNICK

By: ________________________

Title:

JAMES COPPOLA

By: ________________________

Title:

JOSEPH GODLEY

By: ________________________

Title:

MARK LEFANOWICZ

By: ________________________

Title:

Execution and Acknowledgement with

respect to Section 3 only:

FMAC FRANCHISE RECEIVABLES CORP.

By:  _____________________________

Title:

ESCROW AGENT

By:  _____________________________

EXHIBIT A

July __, 2006

Thacher Proffitt & Wood LLP

Two World Financial Center

New York, New York 10281

Re:

Franchise Loan Receivables Trust 1998-D and 2000-A

Ladies and Gentlemen:

Reference is hereby made to the Escrow Agreement, dated March 28, 2002 (the “Agreement”), among Financial Security Assurance Inc. (“FSA”), Bay View Franchise Mortgage Acceptance Company (“FMAC”) and Thacher Proffitt & Wood LLP (the “Escrow Agent”) with respect to the referenced transaction.  Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Agreement.

Pursuant to Section 2(d) of the Agreement, by its respective signature below, each of FSA and FMAC hereby directs the Escrow Agent to pay by wire transfer of immediately available funds all amounts on deposit in the Escrow Account, including the Termination Payment and all funds earned on Permitted Investments pursuant to Section 2(e) of the Agreement on July 31, 2006, to Great Lakes Bancorp., Inc. (formerly Bay View Capital Corporation), as the assignee of FMAC, pursuant to the following wire transfer instructions:

                Union Bank of California

San Francisco, CA

Operating Acct #:  6760618681

Acct Name:  Bay View Capital Corporation

ABA #:  122000496

Reference:  Assigned FMAC 1998-D and 2000-A Escrow Amounts

Great Lakes (Bay View) Contact:  Lori Rizzo

Upon payment of the wire transfer specified above, the Escrow Agent is released from any further obligation under the Escrow Agreement.

Very truly yours,

BAY VIEW FRANCHISE MORTGAGE

ACCEPTANCE COMPANY

By:  _______________________________

Name:

Title:

FINANCIAL SECURITY ASSURANCE

INC.

By:  ________________________________

Name:

Title:

EXHIBIT B

PROMISSORY NOTE

 $ 1,400,000.00                                                                                                                                                                                        July ___, 2006

FOR VALUE RECEIVED, BVFMAC Acquisition LLC (“BVFMAC LLC”), Bay View Franchise Mortgage Acceptance Company (“BVFMAC”), David Walden, Joseph Wolnick, James Coppola and Mark Lefanowicz (collectively with BVFMAC and BVFMAC LLC, the “Makers”) promise to pay to the order of Great Lakes Bancorp., Inc. (the “Payee”), in lawful money of the United States, the principal sum of One Million Four Hundred Thousand Dollars ($1,400,000.00) (“Principal Amount”) and to pay interest from the date hereof on such principal amount as is from time to time outstanding, in accordance with the terms set forth herein.  This promissory note (the “Note”) is issued in connection with the Settlement Agreement dated as of the date hereof  (the “Settlement Agreement”) by and among the Makers and the Payee.

                    Section 1.  Rate of Interest

                    The outstanding principal balance due under this Note shall bear interest at the rate of nine percent (9%) per annum.  Interest shall be calculated on a daily basis upon the unpaid principal balance on the actual number of days elapsed over a base year of 365 days.  Interest shall begin accruing as of July 12, 2006 and shall be payable on the dates that each principal payment is due.

                    Section 2.  Repayment.

(a)

Subject to subparagraphs (d) and (e), the Makers shall pay the entire outstanding principal balance of this Note in two (2) equal installments no later than October 31, 2006 and January 31, 2007 in the amount of Seven Hundred Thousand Dollars ($700,000) each, together with all accrued and unpaid interest thereon.

(b)

The payments to be made hereunder shall be in lawful money of the United States and shall be made to the Payee in same day funds by wire transfer to the Payee’s bank account on or before the payment date or such other method of payment that the Payee determines in its sole discretion to be adequate.  The wiring instructions for the Payee’s bank account are attached as Exhibit A.

(c)

The Makers shall have the right to prepay this Note at any time and from time to time, in advance of any demand for payment by the Payee, without premium or penalty.

(d)

BVFMAC LLC and BVFMAC shall be jointly and severally liable for the payment of the Principal Amount and the interest thereon, and any other amounts due under this Note.

(e)

Each of David Walden, Joseph Wolnick, James Coppola and Mark Lefanowicz (each an “Individual” and collectively, the “Individuals”)), will be severally liable for payment of the Principal Amount, with accrued and unpaid interest thereon (plus any other amounts due under this Note), pro rata in accordance with their membership interest in BVFMAC LLC as follows:

•        (i)         David Walden, 12.5%

•        (ii)        Joseph Wolnick, 20%

•        (iii)       James Coppola, 20%

•        (iv)      Mark Lefanowicz, 27.5%

(f)

Pursuant to the Settlement Agreement, upon payment of the Godley Payment (as defined therein), the Godley Payment shall be credited toward the first principal payment due on this Note, notwithstanding that Joseph Godley is not a Maker or guarantor of the Note.

(g)

For the avoidance of doubt, none of the Individuals shall be released from their obligations under this Note until the Note has been paid in full.

                Section 3.  Events of Default.

                The following events shall each constitute an Event of Default hereunder:

(a)

If the Makers default in the payment of any principal, interest or other amount due under this Note when due and payable hereunder and such default shall continue for a period of five (5) days; or

(b)

If BVFMAC, BVFMAC LLC or any Individual shall: (i) make a general assignment for the benefit of creditors; (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or himself (as appropriate) or all or a substantial part of its or his (as appropriate) assets; (iii) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it or him (as appropriate) in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors; (iv) in the case of BVFMAC or BVFMAC LLC, suffer or permit to continue unstayed and in effect for ninety (90) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, which approves an involuntary petition seeking reorganization of such entity or appoints, pursuant to such a petition, a receiver, trustee or liquidator for such entity or all or a substantial part of its assets; (v) be adjudicated a bankrupt or insolvent; or (iv) become unable, admit in writing its inability or fail generally to pay its debts as they become due; or (vii) take any action for the purpose of effecting any of the foregoing (the events set forth in this Section 3(b) individually or collectively the Insolvency Defaults);

(c)

BVFMAC, BVFMAC LLC or any Individual shall fail to observe or perform any covenant or agreement contained in the Settlement Agreement and such failure shall continue for five (5) business days after such party receives notice of such failure at the address provided herein in Exhibit B;

(d)

any representation, warranty, certification or statement made by or on behalf of BVFMAC, BVFMAC LLC or any Individual in this Settlement Agreement or in any certificate, writing or other documents delivered pursuant to the Settlement Agreement shall prove to have been incorrect in any material respect when made;

(e)

one or more judgments or orders for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate shall be rendered against BVFMAC, BVFMAC LLC or any Individual and such judgment(s) or order(s) shall continue unsatisfied and unstayed for a period of 30 days;

(f)

any material provisions of this Note, or the Settlement Agreement shall terminate or become void or unenforceable or BVFMAC, BVFMAC LLC or any Individual shall so assert in writing;

(g)

the sale, pledge, transfer or other conveyance of all or a material portion of the assets of BVFMAC LLC or any Individual Shareholder;

(h)

the Escrow Amount (as defined in the Settlement Agreement) is not paid to payee on or prior to July 31, 2006.

                    Section 4.  Remedies.

(a)

Upon the occurrence of an Event of Default (other than any Insolvency Default), the Payee may, in the Payee’s sole and absolute discretion and without notice or demand to the Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by the Makers.  Upon the occurrence of any Insolvency Default, the entire amount of principal and interest thereon remaining outstanding hereunder shall be immediately due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by the Makers.

(b)

If an Event of Default shall occur, the Makers shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including, but not limited to, reasonable attorneys' fees in mediation, arbitration, at trial (civil, criminal or bankruptcy court) or any appeal, subject to the limitations set out in Section 2.

                    Section 5.  Miscellaneous.

(a)

This Note shall be binding upon the Makers and its or their (as appropriate) permitted legal successors and assigns and shall inure to the benefit of the Payee and its successors and assigns.

(b)

None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by the Makers and the Payee.  Each Maker hereunder hereby knowingly, voluntarily and irrevocably waives any notice, demand, presentment or protest of any kind in connection with this Note.

(c)

The Payee may assign its right to receive payments under this Note to a third party upon prior written notice to the Makers, which notice shall set forth the identity of such third party and such third party's address.  The Makers may not delegate its or their obligations under this Note without the prior written consent of the Payee.

(d)

This Note shall be deemed to be made and entered into under the laws of the State of New York and for all purposes shall be construed and enforced in accordance with the laws of the said jurisdiction.

(e)

The Makers and the Payee agree that neither of them nor any of their assignees or successors shall (i) seek a jury trial in any lawsuit, proceeding, counterclaim or any other action based upon or arising out of this Note, the Settlement Agreement, or any document, instrument or agreement executed in connection with the foregoing, or (ii) seek to consolidate any such action with any other action in which a jury trial cannot or has not been waived.  The provisions of this Note have been fully discussed by the BVFMAC, BVFMAC LLC and the Individuals and the Payee with their respective counsel, and they fully understand the provisions of this Note.  Neither the Makers nor the Payee has agreed or represented to the other that the provisions of this paragraph will not be fully enforced in all instances.

(f)

The Makers hereby agree to pay on demand all reasonable out-of-pocket costs, fees, expenses, disbursements and other charges (including but not limited to the fees, expenses, disbursement and other charges of counsel) of the Payee arising in connection with any consent or waiver granted or requested hereunder or in connection herewith, and any renegotiation, amendment, work-out or settlements of this Note or the indebtedness arising hereunder.

(g)

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

(h)

This Note, together with the Settlement Agreement and its Exhibits, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to therein.  This Note, together with the Settlement Agreement and its Exhibits, supersedes all prior agreements and understandings between the parties with respect to such subject matter.  All payments under this Note shall be made without any setoff or other deduction of any kind.

(i)

BVFMAC, BVFMAC LLC and the Individuals shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Note.

        IN WITNESS WHEREOF, the Makers have executed this Note as of the day and year first above written.

BAY VIEW FRANCHISE MORTGAGE

ACCEPTANCE COMPANY

_________________________________

By: ______________________________

Title: ____________________________

BVFMAC ACQUISITION LLC

By: ______________________________

Title: _____________________________

DAVID WALDEN

By: ______________________________

Title: _____________________________

JOSEPH WOLNICK

By: ______________________________

Title: _____________________________

JAMES COPPOLA

By: ______________________________

Title: _____________________________

JOSEPH GODLEY

By: ______________________________

Title: _____________________________

MARK LEFANOWICZ

By: ______________________________

Title: _____________________________

EXHIBIT A

WIRING INSTRUCTIONS

All funds to be wired to Bay View may be sent to ABA #02272692, for benefit of account no. 2218474 with payment advice to Lori Rizzo, lrizzo@gbsb.com, Great Buffalo Savings Bank, 2421 Main Street, Buffalo, NY 14214, 716-961-5709.

EXHIBIT B

ADDRESS FOR NOTICES

All Makers request that any Notices be sent to them solely via their counsel, John F. Collins, Esq., Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019.

EXHIBIT C

RELEASE

Pursuant to that certain Settlement Agreement dated effective July 12, 2006 by and among Great Lakes Bancorp., Inc. (formerly Bay View Capital Corporation,  acting for itself and as successor-in-interest to Bay View Bank, N.A.),  (“Releasor”) and Bay View Franchise Mortgage Acceptance Company, BVFMAC Acquisition LLC, David Walden, Joseph Wolnick, James Coppola, Joseph Godley and Mark Lefanowicz (collectively, “Releasees”), and in exchange for good and valuable consideration, receipt of which is acknowledged,   the undersigned Releasor hereby releases the Releasees and their subsidiaries and affiliates, and each of their present and former officers, directors, general partners, limited partners, principals, employees, heirs, administrators, executors, legal representatives, successors, predecessors, assigns, attorneys and agent•s, of and from all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, reckonings, covenants, contracts, claims, controversies, agreements, promises, damages and liabilities whatsoever, both in law and in equity, which the undersigned and their parents, subsidiaries, affiliates, and each of their present and former officers, directors, general partners, limited partners, principals, employees, heirs, administrators, executors, legal representatives, successors, predecessors, assigns, attorneys and agents ever had, now have or can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this release, that are in any way related to, connected with, arise out of, or could have been raised in connection with the securitization transactions referenced in the Lawsuit and the Third-Party Claims (the “1998-D Transaction” and the “2000-A Transaction”).   For the avoidance of doubt,

1

this Release does not release any claims relating to securitization transactions other than the 1998-D Transaction and the 2000-A Transaction.

Capitalized terms used herein shall have the meaning assigned to them in the Settlement Agreement referenced above.

IN WITNESS WHEREOF, the undersigned have affixed their respective signatures on this __day of ________, 200_.

GREAT LAKES BANCORP., INC.

(Formerly known as Bay View Capital Corporation,

successor-in-interest to Bay View Bank, N.A.)

By: ______________________________

Title:

2

EXHIBIT D

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

GREAT LAKES BANCORP. INC.,

Plaintiff,

-against-

  JOSEPH WOLNICK,

          Defendant.

_ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

X X X X X X X X X X X X X X X	AFFIDAVIT FOR JUDGMENT BY CONFESSION Index No:

STATE OF CONNECTICUT              )

)

ss.

COUNTY OF FAIRFIELD

)

Joseph Wolnick, being duly sworn, deposes and says:

1.

I am a defendant in the above entitled action and a resident of Fairfield County, Connecticut.  Through this affidavit (referred to herein as the “Confession of Judgment”), I hereby consent to the jurisdiction of this Court.

2.

I, the defendant in the above entitle action, confess judgment in this Court in favor of Plaintiff, Great Lakes Bancorp., Inc. (formerly known as Bay View Capital Corporation) (“Plaintiff”, for the principal sum of $280,000 plus interest calculated in accordance with the terms of the Promissory Note described below.  I hereby authorize the Plaintiff or their subsidiaries, affiliates, predecessors and successors in interest to enter judgment for that sum against me.

3.

This Confession of Judgment is for a debt justly due to the Plaintiff arising out of the following facts:  On July __, 2006, I executed a Promissory Note in the form of Exhibit A hereto (the “Promissory Note”) for the purpose of settling a lawsuit pending in the United States District Court for the Southern District of New York, styled Financial Security Assurance, Inc. v. Bay View Capital Corporation, et al.  Case No. 03 Civ. 7591.  The Promissory Note provided for payment of the amount of $700,000 due on October 31, 2006, and $700,000 due on January 31, 2007, with interest from July 12, 2006 until payment of the outstanding principal at the rate of nine percent (9%) per annum, payable quarterly commencing on October 31, 2006 and January 31, 2007.  I agreed to be severally liable for payment of the Note to the extent of my partnership interest in BVFMAC Acquisition LLC, which is 20%.  I consider this debt to be justly due and owing to Plaintiff.

1

4.

I have agreed that this Confession of Judgment may be filed with the Court and that judgment may be entered immediately, with full legal effect, following the signature hereof.  I further agree that, in the event that I fail to satisfy my obligations as set forth in the Promissory Note when those obligations fall due, then the plaintiff may apply for execution of the judgment

5.

Through this affidavit, I waive any and all defenses to the enforcement of this Confession of Judgment.  This Confession of Judgment shall in no way impair any other rights or remedies available to Plaintiff in enforcing the Promissory Note.

6.

I have been represented in regard to this Confession of Judgment by Dewey Ballantine, LLP, 1301 Avenue of the Americas, New York, New York 10019, and have consulted with said counsel regarding the entry of this Confession of Judgment, the enforceability of this Confession of Judgment and the form of this Confession of Judgment.  Said counsel has examined this Confession of Judgment and has advised me as to the waiver of rights and defenses under the confession of judgment procedure.

7.

This Confession of Judgment is not for the purpose of securing the Plaintiff against a contingent liability.

I declare under penalty of perjury that the foregoing statements are true and correct.

Executed on July ___, 2006.

________________________________

Joseph Wolnick

2

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

GREAT LAKES BANCORP. INC.,

Plaintiff,

-against-

MARK LEFANOWICZ,

          Defendant.

_ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

X X X X X X X X X X X X X X X	AFFIDAVIT FOR JUDGMENT BY CONFESSION Index No:

STATE OF ______________

)

)

ss.

COUNTY OF ____________

)

Mark Lefanowicz, being duly sworn, deposes and says:

1.

I am a defendant in the above entitled action and a resident of ______________ (county), ________________ (state).  Through this affidavit (referred to herein as the “Confession of Judgment”), I hereby consent to the jurisdiction of this Court.

2.

I, the defendant in the above entitle action, confess judgment in this Court in favor of Plaintiff, Great Lakes Bancorp., Inc. (formerly known as Bay View Capital Corporation) (“Plaintiff”), for the principal sum of $280,000 plus interest calculated in accordance with the terms of the Promissory Note described below.  I hereby authorize the Plaintiff or their subsidiaries, affiliates, predecessors and successors in interest to enter judgment for that sum against me.

3.

This Confession of Judgment is for a debt justly due to the Plaintiff arising out of the following facts:  On July __, 2006, I executed a Promissory Note in the form of Exhibit A hereto (the “Promissory Note”) for the purpose of settling a lawsuit pending in the United States District Court for the Southern District of New York, styled Financial Security Assurance, Inc. v. Bay View Capital Corporation, et al.  Case No. 03 Civ. 7591.  The Promissory Note provided for payment of the amount of $700,000 due on October 31, 2006, and $700,000 due on January 31, 2007, with interest from July 12, 2006 until payment of the outstanding principal at the rate of nine percent (9%) per annum, payable quarterly commencing on October 31, 2006 and January 31, 2007.  I agreed to be severally liable for payment of the Note to the extent of my partnership interest in BVFMAC Acquisition LLC, which is 20%.  I consider this debt to be justly due and owing to Plaintiff.

1

4.

I have agreed that this Confession of Judgment may be filed with the Court and that judgment may be entered immediately, with full legal effect, following the signature hereof.  I further agree that, in the event that I fail to satisfy my obligations as set forth in the Promissory Note when those obligations fall due, then the plaintiff may apply for execution of the judgment

5.

Through this affidavit, I waive any and all defenses to the enforcement of this Confession of Judgment.  This Confession of Judgment shall in no way impair any other rights or remedies available to Plaintiff in enforcing the Promissory Note.

6.

I have been represented in regard to this Confession of Judgment by Dewey Ballantine, LLP, 1301 Avenue of the Americas, New York, New York 10019, and have consulted with said counsel regarding the entry of this Confession of Judgment, the enforceability of this Confession of Judgment and the form of this Confession of Judgment.  Said counsel has examined this Confession of Judgment and has advised me as to the waiver of rights and defenses under the confession of judgment procedure.

7.

This Confession of Judgment is not for the purpose of securing the Plaintiff against a contingent liability.

I declare under penalty of perjury that the foregoing statements are true and correct.

Executed on July ___, 2006.

________________________________

Mark Lefanowicz

2

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

GREAT LAKES BANCORP. INC.,

Plaintiff,

-against-

DAVID WALDEN,

          Defendant.

_ _ _ _ _ _ _ _ _ _; _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

X X X X X X X X X X X X X X X	AFFIDAVIT FOR JUDGMENT BY CONFESSION Index No:

STATE OF ______________

)

)

ss.

COUNTY OF ____________

)

David Walden, being duly sworn, deposes and says:

1.

I am a defendant in the above entitled action and a resident of ______________ (county), ________________ (state).  Through this affidavit (referred to herein as the “Confession of Judgment”), I hereby consent to the jurisdiction of this Court.

2.

I, the defendant in the above entitle action, confess judgment in this Court in favor of Plaintiff, Great Lakes Bancorp., Inc. (formerly known as Bay View Capital Corporation) (“Plaintiff”), for the principal sum of $280,000 plus interest calculated in accordance with the terms of the Promissory Note described below.  I hereby authorize the Plaintiff or their subsidiaries, affiliates, predecessors and successors in interest to enter judgment for that sum against me.

3.

This Confession of Judgment is for a debt justly due to the Plaintiff arising out of the following facts:  On July __, 2006, I executed a Promissory Note in the form of Exhibit A hereto (the “Promissory Note”) for the purpose of settling a lawsuit pending in the United States District Court for the Southern District of New York, styled Financial Security Assurance, Inc. v. Bay View Capital Corporation, et al.  Case No. 03 Civ. 7591.  The Promissory Note provided for payment of the amount of $700,000 due on October 31, 2006, and $700,000 due on January 31, 2007, with interest from July 12, 2006 until payment of the outstanding principal at the rate of nine percent (9%) per annum, payable quarterly commencing on October 31, 2006 and January 31, 2007.  I agreed to be severally liable for payment of the Note to the extent of my partnership interest in

1

BVFMAC Acquisition LLC, which is 20%.  I consider this debt to be justly due and owing to Plaintiff.

4.

I have agreed that this Confession of Judgment may be filed with the Court and that judgment may be entered immediately, with full legal effect, following the signature hereof.  I further agree that, in the event that I fail to satisfy my obligations as set forth in the Promissory Note when those obligations fall due, then the plaintiff may apply for execution of the judgment

5.

Through this affidavit, I waive any and all defenses to the enforcement of this Confession of Judgment.  This Confession of Judgment shall in no way impair any other rights or remedies available to Plaintiff in enforcing the Promissory Note.

6.

I have been represented in regard to this Confession of Judgment by Dewey Ballantine, LLP, 1301 Avenue of the Americas, New York, New York 10019, and have consulted with said counsel regarding the entry of this Confession of Judgment, the enforceability of this Confession of Judgment and the form of this Confession of Judgment.  Said counsel has examined this Confession of Judgment and has advised me as to the waiver of rights and defenses under the confession of judgment procedure.

7.

This Confession of Judgment is not for the purpose of securing the Plaintiff against a contingent liability.

I declare under penalty of perjury that the foregoing statements are true and correct.

Executed on July ___, 2006.

________________________________

David Walden

2

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

GREAT LAKES BANCORP. INC.,

Plaintiff,

-against-

  JAMES COPPOLA,

          Defendant.

_ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

X X X X X X X X X X X X X X X	AFFIDAVIT FOR JUDGMENT BY CONFESSION Index No:

STATE OF ______________

)

)

ss.

COUNTY OF ____________

)

James Coppola, being duly sworn, deposes and says:

1.

I am a defendant in the above entitled action and a resident of ______________ (county), ________________ (state).  Through this affidavit (referred to herein as the “Confession of Judgment”), I hereby consent to the jurisdiction of this Court.

2.

I, the defendant in the above entitle action, confess judgment in this Court in favor of Plaintiff, Great Lakes Bancorp., Inc. (formerly known as Bay View Capital Corporation) (“Plaintiff”), for the principal sum of $280,000 plus interest calculated in accordance with the terms of the Promissory Note described below.  I hereby authorize the Plaintiff or their subsidiaries, affiliates, predecessors and successors in interest to enter judgment for that sum against me.

3.

This Confession of Judgment is for a debt justly due to the Plaintiff arising out of the following facts:  On July __, 2006, I executed a Promissory Note in the form of Exhibit A hereto (the “Promissory Note”) for the purpose of settling a lawsuit pending in the United States District Court for the Southern District of New York, styled Financial Security Assurance, Inc. v. Bay View Capital Corporation, et al.  Case No. 03 Civ. 7591.  The Promissory Note provided for payment of the amount of $700,000 due on October 31, 2006, and $700,000 due on January 31, 2007, with interest from July 12, 2006 until payment of the outstanding principal at the rate of nine percent (9%) per annum, payable quarterly commencing on October 31, 2006 and January 31, 2007.  I agreed to be severally liable for payment of the Note to the extent of my partnership interest in BVFMAC Acquisition LLC, which is 20%.  I consider this debt to be justly due and owing to Plaintiff.

1

4.

I have agreed that this Confession of Judgment may be filed with the Court and that judgment may be entered immediately, with full legal effect, following the signature hereof.  I further agree that, in the event that I fail to satisfy my obligations as set forth in the Promissory Note when those obligations fall due, then the plaintiff may apply for execution of the judgment

5.

Through this affidavit, I waive any and all defenses to the enforcement of this Confession of Judgment.  This Confession of Judgment shall in no way impair any other rights or remedies available to Plaintiff in enforcing the Promissory Note.

6.

I have been represented in regard to this Confession of Judgment by Dewey Ballantine, LLP, 1301 Avenue of the Americas, New York, New York 10019, and have consulted with said counsel regarding the entry of this Confession of Judgment, the enforceability of this Confession of Judgment and the form of this Confession of Judgment.  Said counsel has examined this Confession of Judgment and has advised me as to the waiver of rights and defenses under the confession of judgment procedure.

7.

This Confession of Judgment is not for the purpose of securing the Plaintiff against a contingent liability.

I declare under penalty of perjury that the foregoing statements are true and correct.

Executed on July ___, 2006.

________________________________

James Coppola

2

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

GREAT LAKES BANCORP. INC.,

Plaintiff,

-against-

  BVFMAC ACQUISITION LLC

          Defendant.

_ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

X X X X X X X X X X X X X X X	AFFIDAVIT FOR JUDGMENT BY CONFESSION Index No:

STATE OF ______________

)

)

ss.

COUNTY OF ____________

)

_______________, as the authorized agent for BVFMAC Acquisition LLC (“BVFMAC Acquisition”) being duly sworn, deposes and says:

1.

I am a duly authorized agent of BVFMAC Acquisition, which is a defendant in the above entitled action and through this affidavit, BVFMAC Acquisition hereby consents to the jurisdiction of this Court.

2.

BVFMAC Acquisition, the defendant in the above entitled action, confesses judgment in this Court in favor of Plaintiff Great Lakes Bancorp., Inc. (formerly known as Bay View Capital Corporation) (“Plaintiff”), for the principal sum of $1,400,000 plus interest calculated in accordance with the terms of the Promissory Note described below.  BVFMAC Acquisition hereby authorizes the Plaintiff or its subsidiaries, affiliate, predecessors and successors in interest to enter judgment for the sum against BVFMAC Acquisition.

3.

This Confession of Judgment is for a debt justly due to the Plaintiff arising out of the following facts:  On July __, 2006, BVFMAC Acquisition executed a Promissory Note in the form of Exhibit A hereto (the “Promissory Note”) for the purpose of settling a lawsuit pending in the United States District Court for the Southern District of New York, styled Financial Security Assurance, Inc. v. Bay View Capital Corporation, et al.  Case No. 03 Civ. 7591.  The Promissory Note provided for payment of the amount of $700,000 due on October 31, 2006, and $700,000 due on January 31, 2007, with interest from the date of this Agreement until payment of the outstanding principal at the rate of nine percent (9%) per annum, payable quarterly commencing

1

on October 31, 2006 and January 31, 2007.  BVFMAC Acquisition agreed to be severally liable for payment of the Note.  BVFMAC Acquisition considers this debt to be justly due and owing to Plaintiff.

4.

BVFMAC Acquisition has agreed that this Confession of Judgment may be filed with the Court and that judgment may be entered immediately, with full legal effect, following the signature hereof.  BVFMAC Acquisition further agrees that, in the event that it fails to satisfy its obligations as set forth in the Promissory Note when those obligations fall due, then the plaintiff may apply for execution of the judgment

5.

Through this affidavit, BVFMAC Acquisition waives any and all defenses to the enforcement of this Confession of Judgment.  This Confession of Judgment shall in no way impair any other rights or remedies available to Plaintiff in enforcing the Promissory Note.

6.

BVFMAC Acquisition has been represented in regard to this Confession of Judgment by Dewey Ballantine, LLP, 1301 Avenue of the Americas, New York, New York 10019, and has consulted with said counsel regarding the entry of this Confession of Judgment, the enforceability of this Confession of Judgment and the form of this Confession of Judgment.  Said counsel has examined this Confession of Judgment and has advised BVFMAC Acquisition as to the waiver of rights and defenses under the confession of judgment procedure.

7.

This Confession of Judgment is not for the purpose of securing the Plaintiff against a contingent liability.

I declare under penalty of perjury that the foregoing statements are true and correct.

Executed on July ___, 2006.

________________________________

Name:

Authorized Agent of BVFMAC Acquisition LLC

Address:

2

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

GREAT LAKES BANCORP. INC.,

Plaintiff,

-against-

BAY VIEW FRANCHISE MORTGAGE

ACCEPTANCE COMPANY

          Defendant.

_ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

X X X X X X X X X X X X X X X	AFFIDAVIT FOR JUDGMENT BY CONFESSION Index No:

STATE OF ______________

)

)

ss.

COUNTY OF ____________

)

_______________, as the authorized agent for Bay View Franchise Mortgage Acceptance Company (“BVFMAC”) being duly sworn, deposes and says:

1.

I am a duly authorized agent of BVFMAC, which is a defendant in the above entitled action and through this affidavit, BVFMAC hereby consents to the jurisdiction of this Court.

2.

BVFMAC, the defendant in the above entitled action, confesses judgment in this Court in favor of Plaintiff Great Lakes Bancorp., Inc. (formerly known as Bay View Capital Corporation) (“Plaintiff”), for the principal sum of $1,400,000 plus interest calculated in accordance with the terms of the Promissory Note described below.  BVFMAC hereby authorizes the Plaintiff or its subsidiaries, affiliate, predecessors and successors in interest to enter judgment for the sum against BVFMAC.

3.

This Confession of Judgment is for a debt justly due to the Plaintiff arising out of the following facts:  On July __, 2006, BVFMAC executed a Promissory Note in the form of Exhibit A hereto (the “Promissory Note”) for the purpose of settling a lawsuit pending in the United States District Court for the Southern District of New York, styled Financial Security Assurance, Inc. v. Bay View Capital Corporation, et al.  Case No. 03 Civ. 7591.  The Promissory Note provided for payment of the amount of $700,000 due on October 31, 2006, and $700,000 due on January 31, 2007, with interest from the date of this Agreement until payment of the outstanding principal at the rate of nine percent (9%) per annum, payable quarterly commencing on October 31, 2006

1

and January 31, 2007.  BVFMAC agreed to be severally liable for payment of the Note.  BVFMAC considers this debt to be justly due and owing to Plaintiff.

4.

BVFMAC has agreed that this Confession of Judgment may be filed with the Court and that judgment may be entered immediately, with full legal effect, following the signature hereof.  BVFMAC further agree that, in the event that it fails to satisfy its obligations as set forth in the Promissory Note when those obligations fall due, then the plaintiff may apply for execution of the judgment

5.

Through this affidavit, BVFMAC waives any and all defenses to the enforcement of this Confession of Judgment.  This Confession of Judgment shall in no way impair any other rights or remedies available to Plaintiff in enforcing the Promissory Note.

6.

BVFMAC has been represented in regard to this Confession of Judgment by Dewey Ballantine, LLP, 1301 Avenue of the Americas, New York, New York 10019, and has consulted with said counsel regarding the entry of this Confession of Judgment, the enforceability of this Confession of Judgment and the form of this Confession of Judgment.  Said counsel has examined this Confession of Judgment and has advised BVFMAC as to the waiver of rights and defenses under the confession of judgment procedure.

7.

This Confession of Judgment is not for the purpose of securing the Plaintiff against a contingent liability.

I declare under penalty of perjury that the foregoing statements are true and correct.

Executed on July ___, 2006.

________________________________

Name:

Authorized Agent of Bay View Franchise

Mortgage Company

Address:

2

EXHIBIT E

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------------------X

:

FINANCIAL SECURITY

ASSURANCE INC.,

:

Plaintiff,

                :

-against-

                :

            Civil Action No. 03 CV 7591 (AKH)

BAY VIEW CAPITAL CORPORATION

                :

and BAY VIEW BANK, N.A.,

:

Defendants.

--------------------------------------------------------------X

:

BAY VIEW CAPITAL CORPORATION,

:

Third-party Plaintiff

:

-against-

:

BAY VIEW FRANCHISE MORTGAGE

ACCEPTANCE COMPANY,

                :

:

Third-party Defendant.

--------------------------------------------------------------X

STIPULATION OF DISMISSAL OF THE

THIRD-PARTY ACTION WITH PREJUDICE

Pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure, Third-Party Plaintiff Bay View Capital Corporation (“Bay View”) (acting for itself and as successor-in-interest to Bay View Bank, N.A.) and Third-Party Defendant Bay View Franchise Mortgage Acceptance Company

1

 (“BVFMAC”) hereby stipulate that the third-party action, including all third-party claims and counterclaims, is hereby dismissed with prejudice, with each party to bear its own costs.

Respectfully submitted,

________________________________	_________________________________
Ronald S. Liebman (RL-5211) PATTON BOGGS LLP 2550 M Street, NW Washington, DC 20037 202-457-6310 Attorney for Third-Party Plaintiff	John F. Collins (JC-9324) DEWEY BALLANTINE LLP 1301 Avenue of the Americas New York, NY 10019-6092 212-259-7080 Attorney for Third-Party Defendant

2